UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    August 17, 2004


                                BriteSmile, Inc.
             (Exact name of registrant as specified in its charter)


       Utah              0-17594              87-0410364
  (State or other      (Commission         (I.R.S. Employer
  jurisdiction of     file number)        Identification No.)
  incorporation)


          490 North Wiget Lane
        Walnut Creek, California                                      94598
(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (925) 941-6260



                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events

         On August 17, 2004, BriteSmile, Inc. ("BriteSmile") issued a press release announcing the resignation of Bruce Fleming as its Chief Executive Officer and as a member of its Board of Directors effective immediately. BriteSmile also announced that Tony Pilaro, Chairman of the Board of Directors, will serve as acting Chief Executive Officer until a new Chief Executive Officer is appointed. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

     99.1 Press release issued by BriteSmile, Inc. dated August 17, 2004







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BriteSmile, Inc.


                              By:     /s/ Ken Czaja
                                    Ken Czaja
                                    Chief Financial Officer


Date:  August 18, 2004

                                  Exhibit Index


Exhibit 99.1.        Press release issued by BriteSmile, Inc. dated August
                     17, 2004